UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K
 _____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2018
 _____________________________
Medtronic Public Limited Company
(Exact name of Registrant as Specified in its Charter)
  _____________________________

Ireland	1-36820	98-1183488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 On Hatch, Lower Hatch Street Dublin 2, Ireland
(Address of principal executive offices)
(Registrant’s telephone number, including area code): +353 1 438-1700
 _____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On July 29, 2017, the first day of the second fiscal quarter of its 2018 fiscal year, Medtronic plc (the “Company”) sold a portion of its Patient Monitoring & Recovery business to Cardinal Health (the “Divestiture”) and reorganized its Minimally Invasive Therapies Group reporting structure related to the Advanced Ablation and GI Solutions product lines. In order to facilitate prior fiscal year financial performance comparisons, the Company has previously disclosed comparable financial metrics for Q2 FY17, Q3 FY17, and Q4 FY17 that exclude the estimated impact of the Divestiture and recast revenues associated with the reporting structure update.
The Company is now furnishing comparable financial metrics for Q1 FY18 that exclude the estimated impact of the Divestiture and recast revenues associated with the reporting structure update, as set forth on the attached Exhibit 99.1.
The comparable financial metrics represent estimates based on available information and certain assumptions which management believes are reasonable under the circumstances. Actual results may have differed materially from the assumptions used to prepare the comparable financial metrics. The comparable financial metrics are not necessarily indicative of the financial position that would have been realized had the Divestiture occurred as of the period indicated, nor is it meant to be indicative of any financial position that the Company may have experienced had the Divestiture occurred in an earlier period.
In accordance with General Instructions B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The information set forth herein will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01.	Exhibits.
(d) List of Exhibits

Exhibit Number	Description
99.1	Q1 FY18 Divestiture Impact

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTRONIC PUBLIC LIMITED COMPANY

	By	/s/ Karen L. Parkhill
Date: May 15, 2018		Karen L. Parkhill
Executive Vice President and Chief Financial Officer